                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY

                                 FOR TENDER OF

                   $182,000,000 9-7/8% SENIOR NOTES DUE 2011

                      (INCLUDING THOSE IN BOOK-ENTRY FORM)

                                IN EXCHANGE FOR

                   $182,000,000 9-7/8% SENIOR NOTES DUE 2011

          WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933

                                       OF

                  ALASKA COMMUNICATIONS SYSTEMS HOLDINGS, INC.

     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Alaska Communications Systems Holdings, Inc. ("ACS") made
pursuant to the Prospectus, dated [          ], 2003 (the "Prospectus"), if (1)
certificates for the outstanding 9-7/8% Senior Notes due 2011 (the "Old Notes") of ACS are not immediately available, (2) the Old Notes, the Letter of Transmittal or any other required documents cannot be delivered to the Exchange Agent (as defined below) prior to 5:00 p.m., New York City time, on
[          ], 2003 (the "Expiration Date") or (3) the procedures for book-entry transfer cannot be complied with prior to the Expiration Date. Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to The Bank of New York (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) or electronic instructions sent to the Depository Trust Company must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

                 To: The Bank of New York (as "Exchange Agent")

         BY MAIL OR BY OVERNIGHT COURIER:                                BY HAND:
               The Bank of New York                                The Bank of New York
            Corporate Trust Operations                          Corporate Trust Operations
               Reorganization Unit                                 Reorganization Unit
           101 Barclay Street -- 7 East                        101 Barclay Street -- 7 East
                New York, NY 10286                                  New York, NY 10286
                Attn.: [        ]                                   Attn.: [        ]

          BY FACSIMILE TRANSMISSION (FOR ELIGIBLE INSTITUTIONS ONLY):

                                 (212) 298-1915

                             CONFIRM BY TELEPHONE:

                                 (212) 815-2742

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     THIS INSTRUMENT IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION (AS DEFINED IN THE PROSPECTUS), SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED ON THE LETTER OF TRANSMITTAL FOR GUARANTEE OF SIGNATURES.

Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to ACS the principal amount of Old Notes set forth below, pursuant to the guaranteed delivery procedure described in "The exchange offer -- Guaranteed delivery procedures" section of the Prospectus.

     Principal Amount of Old Notes Tendered:*

     $
       -----------------------------------------------------------

     Certificate Nos. (if available):

     -------------------------------------------------------------

     Total Principal Amount Represented by Certificate(s):

     $
       -----------------------------------------------------------
---------------

* Must be in denominations of principal amount of $1,000, and any integral multiple thereof.

--------------------------------------------------------------------------------

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                PLEASE SIGN HERE

X    ------------------------------------------------------------                  ------------------------------

X    ------------------------------------------------------------                  ------------------------------
                               SIGNATURE(S) OF OWNER(S)                                            DATE
                               OR AUTHORIZED SIGNATORY

Area Code and Telephone Number:
                               -------------------------------------------------

     Must be signed by the holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. If Old Notes will be delivered by book-entry transfer to The Depository Trust Company, provide account number.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Capacity:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------

Address(es):
            --------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Account:
        ------------------------------------------------------------------------

Number:
       -------------------------------------------------------------------------

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934 as an "eligible guarantor institution," which is a financial institution that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the undersigned will deliver to the Exchange Agent the certificates representing the Old Notes being tendered hereby or confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company, in proper form for transfer, in either case together with one or more properly completed and duly executed Letters of Transmittal (or facsimile thereof) or electronic instructions sent to the Depository Trust Company, and any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the Expiration Date.

Name of Firm:
             -------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Area Code and Telephone Number:
                               -------------------------------------------------

Authorized Signature:
                     -----------------------------------------------------------

Name
    ----------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Title:
      --------------------------------------------------------------------------

Date:
     ---------------------------------------------------------------------------

NOTE: DO NOT SEND CERTIFICATES OF OLD NOTES WITH THIS FORM. CERTIFICATES OF OLD NOTES SHOULD BE SENT ONLY WITH A COPY OF THE PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL OR ELECTRONIC INSTRUCTIONS PREVIOUSLY SENT TO THE DEPOSITORY TRUST COMPANY, AND ANY OTHER REQUIRED DOCUMENTS.